November 2022 Investor Presentation Contact: Allen Danzey CFO The Dixie Group Phone: 706-876-5865 allen.danzey@dixiegroup.com Exhibit 99.1

Forward Looking Statements The Dixie Group, Inc. • Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2

Dixie History

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2012 Purchased Colormaster dye house and Crown Rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality
- 2016 Launched Calibré luxury vinyl flooring in Masland Contract
- 2017 Launched Stainmaster® LVF in Masland and Dixie Home
- 2018 Launched engineered wood in our Fabrica brand
- 2018 Unified Atlas and Masland Contract into single business unit
- 2019 Launched TRUCOR™ and TRUCOR Prime™ LVF in Dixie Home and Masland
- 2021 Sale of AtlasMasland Commercial Business
- 2022 Launched 1866 by Masland and Décor by Fabrica
- 2022 Formed Joint Venture to begin domestic production of LVF products

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Dixie Today • Commitment to brands in the upper-end residential market with strong growth potential. • Diversified customer base – Top 10 customers • 7% of sales – Top 100 customers • 25% of sales 4

Net Sales of Residential Products ($ shown in millions) Residential Products 400 350 300 250 200 150 100 50 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 5

Dixie Group Business Drivers 6 • The residential flooring market is driven by remodeling, existing home sales and new construction of single family and multifamily housing. • Our residential business plays primarily in the mid to high end residential replacement segment, dependent upon consumer confidence, the health of the stock market and the wealth effect.

New and Existing Home Sales Seasonally Adjusted Annual Rate 7 New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,0001,050 1,000 950 900 850 800 750 700 650 600 550 500 450 400 350 300 Jan '15 Jan '16 Jan '17 Jan '18 Jan '19 Jan '20 Jan '21

Remodeling Activity 8

2021 U.S. Flooring Manufacturers Source: Floor Focus - Flooring includes sales of carpet, rugs, ceramic floor tile, wood, laminate, resilient and rubber 9 Flooring Manufacturers Flooring $ in millions Flooring Market % Shaw (Berkshire Hathaway) 6,144 25.1% Mohawk (MHK) 5,259 24.9% Engineered Floors (Private) 1,226 4.6% Interface (TILE) 597 2.5% Dixie (DXYN) 341 1.4% Imports & All Others 10,704 41.4% Total 24,271 100.0%

Industry Positioning The Dixie Group • Strategically our business is driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with an emphasis on beautiful and trend setting styles, colors, and designs – Be quality focused with a reputation for building excellent products and standing behind what we make – And, unlike most of the industry, not manufacturing driven 10

Dixie Group Residential Sales All Brands Sales by Brand for Q3 2022 Trailing Twelve Months (Excluding Mass Merchant Sales) 11

Dixie Group Residential Sales All Brands Sales by Channel for Q3 2022 Trailing Twelve Months (Excluding Mass Merchant Sales) The company believes that a significant portion of retail sales also involve a designer. 12

Market Share • Doubled our market share of carpet in the past 10 years, aided by an upper end segment that outpaced the market • 3Q22 loss of share attributed to mass merchant exit, growth in low end multifamily segment and decline in residential replacement • We have successfully entered the hard surface segment in multiple categories and are gaining share rapidly. 13 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 1Q09 3Q09 1Q10 3Q10 1Q11 3Q11 1Q12 3Q12 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 TDG Soft Surface Residential Market Share

• Affordable Fashion: Dixie Home provides well styled carpet and hard surface designs in the mid to high end residential market. • With a broad range of price points, Dixie Home meets the needs of a variety of consumers through the specialty retail channel. • Growth initiatives – TRUCOR® SPC flooring – Dixie Home engineered wood – EnVision Nylon™ – EnVisionSD Pet Solutions™ 14

• Inspired by Design: leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven, approximately 19% of sales directly involve a designer • The most versatile offering in the industy • Growth initiatives – TRUCOR® Prime WPC flooring – TRUCOR® Energy SPC flooring – TRUCOR® Tymbr high performance laminate flooring – 1866 by Masland high end wool and decorative carpet and rugs – EnVision Nylon™ – EnVisionSD Pet Solutions™ 15

• Quality without Compromise: beautiful, high end residential products, manufactured with the finest raw materials and an unwavering commitment to quality and attention to detail. • Designer focused, approximately 26% of sales directly involve a designer • Custom construction, pattern, and color capabilities. • Growth initiatives – Fabrica Fine Wood Floors, a sophisticated collection of refined wood flooring – EnVision Nylon™ – Décor by Fabrica high end wool and decorative carpet and rugs 16

Current Business Conditions • Net sales from continuing operations in the third quarter of 2022 were 20% below the third quarter of 2021.Year to date net sales from continuing operations were down 7.5% compared to the prior year. Excluding our mass merchant business, net sales from continuing operations for the third quarter were down 11% year over year and 1.3% below prior year on a year to date basis. • During the third quarter of 2022, gross margin continued to be impacted by the exorbitant price increases from our primary raw material supplier, tied to their decision to exit the business, higher freight cost on imported goods and inflationary cost increases from most all vendors. • In the third quarter of 2022 we initiated our plan to consolidate our East Coast manufacturing operations. This plan, along with other cost reductions, is expected to generate an annual cost savings of approximately $25 million. • In August, 2022, we announced the formation of a joint venture to begin domestic production of luxury vinyl flooring in our existing manufacturing facility. • Year to date, our highest end brands are showing strong performance relative to market trends. Our hard surface segment continues delivering significant growth. • We remain focused on our key growth initiatives: • Development of best in class products under our EnVision Nylon™ and EnVisionSD Pet Solutions™ platform • Continued innovation and introduction of new hard surface products into our rapidly growing TRUCOR® and Fabrica Fine Wood programs; we are also entering new categories to diversify our hard surface offering • Execution of our new decorative segment offering, 1866 by Masland and Décor by Fabrica. 17